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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2008

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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                  333-131857                   04-3572975
(State or other jurisdiction   (Commission File No.)           (IRS Employer
     of incorporation)                                      Identification No.)


            529 Main Street, Ste 330
              Boston, Massachusetts                     02129
    (Address of principal executive offices)          (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On April 16, 2008, Mr. Louis Nunes was notified by Lightspace Corporation (the "Company") that he was released from his duties as Chief Financial Officer of the Company effective April 16, 2008.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Lightspace Corporation

Date: April 22, 2008

                                       By:         /s/ Gary F. Florindo
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                                                      Gary F. Florindo
                                           President and Chief Executive Officer

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